EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel 650/312-2000 franklintempleton.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Third Quarter Results

San Mateo, CA, July 24, 2008 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $403.3 million, or $1.71 per share diluted, on revenues of $1,521.6 million for the quarter ended June 30, 2008. For the quarter ended March 31, 2008, net income was $366.1 million, or $1.54 per share diluted, on revenues of $1,503.7 million. For the quarter ended June 30, 2007, net income was $468.4 million, or $1.86 per share diluted, on revenues of $1,639.8 million.

Operating income for the quarter ended June 30, 2008 was $532.2 million, as compared to $519.1 million for the prior quarter and $519.0 million for the quarter ended June 30, 2007. The company’s non-operating income for the quarter ended June 30, 2008 included $34.0 million of investment and other income, net, as compared to $32.4 million for the prior quarter and $105.3 million for the quarter ended June 30, 2007.

Total assets under management by the company’s subsidiaries were $580.2 billion at June 30, 2008, as compared to $591.1 billion at March 31, 2008 and $624.0 billion at June 30, 2007. Simple monthly average assets under management during the quarter ended June 30, 2008 were $602.9 billion, as compared to $610.2 billion in the prior quarter and $605.5 billion in the same quarter a year ago. Equity assets comprised 55% of total assets under management at June 30, 2008 and March 31, 2008, as compared to 60% of total assets under management at June 30, 2007. Fixed-income assets comprised 25% of total assets under management at June 30, 2008 and March 31, 2008, as compared to 21% of total assets under management at June 30, 2007. Hybrid assets accounted for 19% of total assets under management at June 30, 2008 and March 31, 2008, as compared to 18% of total assets under management at June 30, 2007. Net new flows for the quarter ended June 30, 2008 were $1.2 billion, as compared to $(6.1) billion for the prior quarter and $15.9 billion for the same quarter a year ago.

Cash and cash equivalents were $3.0 billion at June 30, 2008, as compared to $3.6 billion at September 30, 2007. Stockholders’ equity was $7.2 billion at June 30, 2008, as compared to $7.3 billion at September 30, 2007. The company had 234.6 million shares of common stock outstanding at June 30, 2008, as compared to 245.5 million shares outstanding at September 30, 2007. During the quarter ended June 30, 2008, the company repurchased 1.8 million shares of its common stock for a total cost of $175.8 million and repaid $420 million of outstanding medium term notes.

Fiscal Third Quarter 2008 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•

Franklin Resources, Inc. appointed Vijay C. Advani as Executive Vice President of Global Distribution, with oversight of both retail and institutional distribution to further leverage the company’s global platform.

•

Franklin Resources, Inc. appointed William Y. Yun, CFA, as Executive Vice President of Alternative Strategies, a new role dedicated to overseeing the company’s specialized and alternative investment business that includes local asset management, joint ventures, real estate, fund of funds and dedicated private equity.

•

Franklin Templeton Investments introduced the U.S.-registered Franklin International Growth Fund and made the Franklin International Small Cap Growth Fund available to U.S. retail investors for the first time. These funds represent Franklin Global Advisers’ newest international growth fund offerings for U.S. retail investors.

•

Franklin Templeton Investments launched the Franklin Middle East North Africa (MENA) Fund, a new SICAV (Sociétés d’Investissement à Capital Variable) fund. The Franklin MENA Equity Fund was also launched in Korea, representing the first Korean-domiciled Middle East & North Africa fund to be sub-advised by a local asset management team.

•	Franklin Templeton Investments was ranked Top Municipal Bond Fund Family by Morningstar based on asset weighted 3-year performance.[2]
•

Franklin Templeton’s Global Research Library won the 2008 Special Libraries Association Contributed Papers Award for its innovative work in building a global library platform in India to better support Franklin Templeton’s investment professionals worldwide.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds1,3

FRANKLIN TEMPLETON4,5

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	35%	56%	71%	92%
3rd & 4th	65%	44%	29%	8%

FRANKLIN TEMPLETON EQUITY4,6

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	16%	39%	55%	88%
3rd & 4th	84%	61%	45%	12%

FRANKLIN TEMPLETON FIXED-INCOME4,7

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	74%	89%	99%	99%
3rd & 4th	26%	11%	1%	1%

FRANKLIN EQUITY4,8

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	15%	63%	81%	86%
3rd & 4th	85%	37%	19%	14%

TEMPLETON EQUITY4,9

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	23%	3%	20%	86%
3rd & 4th	77%	97%	80%	14%

MUTUAL SERIES EQUITY4,10

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	5%	41%	58%	100%
3rd & 4th	95%	59%	42%	0%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME4,11

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	30%	71%	97%	95%
3rd & 4th	70%	29%	3%	5%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME4,12

Lipper Quartile	Period Ended June 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	91%	97%	100%	100%
3rd & 4th	9%	3%	0%	0%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data and assets under management)	Three months ended				Nine months ended
	June 30,				June 30,
	2008	2007	% Change		2008	2007	% Change
Operating Revenues
Investment management fees	$924,722	$927,843	—%		$2,861,002	$2,610,529	10%
Underwriting and distribution fees	504,272	619,315	(19%	)	1,577,581	1,699,936	(7%	)
Shareholder servicing fees	73,127	70,126	4%		219,719	206,024	7%
Consolidated sponsored investment products income, net	2,768	3,134	(12%	)	9,436	5,298	78%
Other, net	16,760	19,393	(14%	)	43,194	54,845	(21%	)

Total operating revenues	1,521,649	1,639,811	(7%	)	4,710,932	4,576,632	3%

Operating Expenses
Underwriting and distribution	492,385	595,905	(17%	)	1,530,587	1,607,902	(5%	)
Compensation and benefits	285,651	275,516	4%		846,566	795,003	6%
Information systems, technology and occupancy	78,477	79,735	(2%	)	237,948	228,751	4%
Advertising and promotion	44,804	52,358	(14%	)	138,820	133,254	4%
Amortization of deferred sales commissions	41,935	40,817	3%		129,808	112,179	16%
Other	46,182	76,474	(40%	)	140,172	173,384	(19%	)

Total operating expenses	989,434	1,120,805	(12%	)	3,023,901	3,050,473	(1%	)

Operating income	532,215	519,006	3%		1,687,031	1,526,159	11%

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(9,005)	16,348	N/A		(36,046)	60,389	N/A
Investment and other income, net	33,969	105,304	(68%	)	147,135	277,270	(47%	)
Interest expense	(3,287)	(6,137)	(46%	)	(15,280)	(18,249)	(16%	)

Other income, net	21,677	115,515	(81%	)	95,809	319,410	(70%	)

Income before taxes on income	553,892	634,521	(13%	)	1,782,840	1,845,569	(3%	)
Taxes on income	150,580	166,157	(9%	)	495,116	509,539	(3%	)

Net income	$403,312	$468,364	(14%	)	$1,287,724	$1,336,030	(4%	)

Earnings per Share
Basic	$1.72	$1.89	(9%	)	$5.42	$5.33	2%
Diluted	1.71	1.86	(8%	)	5.38	5.26	2%
Dividends per share	$0.20	$0.15	33%		$0.60	$0.45	33%
Average Shares Outstanding (in thousands)
Basic	234,631	247,858	(5%	)	237,593	250,676	(5%	)
Diluted	236,485	251,305	(6%	)	239,560	253,805	(6%	)
Operating Margin[1]	35%	32%			36%	33%
Assets Under Management (in billions)
Beginning of period	$591.1	$576.0	3%		$645.9	$511.3	26%
Sales	45.6	51.9	(12%	)	140.1	132.9	5%
Redemptions	(44.4)	(36.0)	23%		(140.4)	(96.2)	46%

Net new flows	1.2	15.9	(92%	)	(0.3)	36.7	N/A
Reinvested distributions	4.0	3.9	3%		25.7	19.1	35%

Net flows	5.2	19.8	(74%	)	25.4	55.8	(54%	)
Distributions	(4.7)	(4.7)	—%		(31.2)	(23.7)	32%
(Depreciation)/appreciation and other[2]	(11.4)	32.9	N/A		(59.9)	80.6	N/A

End of period	$580.2	$624.0	(7%	)	$580.2	$624.0	(7%	)

Simple Monthly Average for Period	$602.9	$605.5	—%		$622.3	$568.0	10%

1Operating margin: Operating income divided by total operating revenues.

2 The nine months ended June 30, 2007 balance includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data, employees and billable shareholder accounts)	Three months ended
	30-Jun-08	31-Mar-08	% Change		31-Dec-07	30-Sep-07	30-Jun-07
Operating Revenues
Investment management fees	$924,722	$915,965	1%		$1,020,315	$963,316	$927,843
Underwriting and distribution fees	504,272	499,513	1%		573,796	577,762	619,315
Shareholder servicing fees	73,127	73,417	—%		73,175	71,035	70,126
Consolidated sponsored investment products income, net	2,768	3,764	(26%	)	2,904	2,506	3,134
Other, net	16,760	11,033	52%		15,401	14,518	19,393

Total operating revenues	1,521,649	1,503,692	1%		1,685,591	1,629,137	1,639,811

Operating Expenses
Underwriting and distribution	492,385	485,612	1%		552,590	552,729	595,905
Compensation and benefits	285,651	280,625	2%		280,290	285,631	275,516
Information systems, technology and occupancy	78,477	79,854	(2%	)	79,617	89,187	79,735
Advertising and promotion	44,804	47,372	(5%	)	46,644	56,128	52,358
Amortization of deferred sales commissions	41,935	43,322	(3%	)	44,551	45,935	40,817
Other	46,182	47,820	(3%	)	46,170	58,139	76,474

Total operating expenses	989,434	984,605	—%		1,049,862	1,087,749	1,120,805

Operating income	532,215	519,087	3%		635,729	541,388	519,006

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(9,005)	(26,064)	(65%	)	(977)	(2,719)	16,348
Investment and other income, net	33,969	32,393	5%		80,773	86,034	105,304
Interest expense	(3,287)	(5,948)	(45%	)	(6,045)	(4,971)	(6,137)

Other income, net	21,677	381	N/A		73,751	78,344	115,515

Income before taxes on income	553,892	519,468	7%		709,480	619,732	634,521
Taxes on income	150,580	153,372	(2%	)	191,164	182,824	166,157

Net income	$403,312	$366,096	10%		$518,316	$436,908	$468,364

Earnings per Share
Basic	$1.72	$1.55	11%		$2.15	$1.78	$1.89
Diluted	1.71	1.54	11%		2.12	1.76	1.86

Dividends per share	$0.20	$0.20	—%		$0.20	$0.15	$0.15

Average Shares Outstanding (in thousands)
Basic	234,631	236,520	(1%	)	241,585	244,807	247,858
Diluted	236,485	238,360	(1%	)	244,147	247,869	251,305

Operating Margin[1]	35%	35%			38%	33%	32%

Employees	8,958	8,916	—%		8,875	8,699	8,665
Billable Shareholder Accounts (in millions)	22.4	22.0	2%		21.2	20.4	21.0

1Operating margin: Operating income divided by total operating revenues.

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Jun-08	31-Mar-08	% Change		31-Dec-07	30-Sep-07	30-Jun-07
Equity
Global/international	$233.7	$243.4	(4%	)	$286.1	$286.7	$274.4
Domestic (U.S.)	82.5	84.8	(3%	)	95.8	100.5	101.6

Total equity	316.2	328.2	(4%	)	381.9	387.2	376.0

Hybrid	109.5	109.8	—%		116.4	117.2	112.7

Fixed-Income
Tax-free	61.6	59.6	3%		59.3	59.0	58.2
Taxable:
Global/international	54.3	54.5	—%		48.3	44.3	38.6
Domestic (U.S.)	31.6	31.5	—%		31.5	31.8	32.8

Total fixed-income	147.5	145.6	1%		139.1	135.1	129.6
Money Market	7.0	7.5	(7%	)	6.3	6.4	5.7

Total Ending Assets	$580.2	$591.1	(2%	)	$643.7	$645.9	$624.0

Simple Monthly Average Assets	$602.9	$610.2	(1%	)	$651.5	$627.3	$605.5

ASSETS UNDER MANAGEMENT AND FLOWS

(in billions)	Three months ended
	30-Jun-08	31-Mar-08	% Change		30-Jun-07	% Change
Beginning Assets Under Management	$591.1	$643.7	(8%	)	$576.0	3%
U.S. retail assets[1]
Beginning assets	$334.8	$362.1	(8%	)	$345.2	(3%	)

Sales	14.9	15.5	(4%	)	21.7	(31%	)
Redemptions	(14.7)	(17.6)	(16%	)	(14.0)	5%
Net exchanges	(0.2)	(0.5)	(60%	)	(0.2)	—%

Net new flows	—	(2.6)	(100%	)	7.5	(100%	)
Reinvested distributions	3.7	1.4	164%		3.4	9%

Net flows	3.7	(1.2)	N/A		10.9	(66%	)
Distributions	(4.4)	(2.4)	83%		(4.1)	7%
(Depreciation)/appreciation and other	(4.1)	(23.7)	(83%	)	14.5	N/A

Ending assets	$330.0	$334.8	(1%	)	$366.5	(10%	)

Other assets, including international and institutional
Beginning assets	$256.3	$281.6	(9%	)	$230.8	11%

Sales	30.7	28.5	8%		30.2	2%
Redemptions	(29.7)	(32.5)	(9%	)	(22.0)	35%
Net exchanges	0.2	0.5	(60%	)	0.2	—%

Net new flows	1.2	(3.5)	N/A		8.4	(86%	)
Reinvested distributions	0.3	0.8	(63%	)	0.5	(40%	)

Net flows	1.5	(2.7)	N/A		8.9	(83%	)
Distributions	(0.3)	(1.0)	(70%	)	(0.6)	(50%	)
(Depreciation)/appreciation and other	(7.3)	(21.6)	(66%	)	18.4	N/A

Ending assets	$250.2	$256.3	(2%	)	$257.5	(3%	)

Total Ending Assets	$580.2	$591.1	(2%	)	$624.0	(7%	)

Total Assets Under Management
Beginning assets	$591.1	$643.7	(8%	)	$576.0	3%

Sales	45.6	44.0	4%		51.9	(12%	)
Redemptions	(44.4)	(50.1)	(11%	)	(36.0)	23%

Net new flows	1.2	(6.1)	N/A		15.9	(92%	)
Reinvested distributions	4.0	2.2	82%		3.9	3%

Net flows	5.2	(3.9)	N/A		19.8	(74%	)
Distributions	(4.7)	(3.4)	38%		(4.7)	—%
(Depreciation)/appreciation and other	(11.4)	(45.3)	(75%	)	32.9	N/A

Ending assets	$580.2	$591.1	(2%	)	$624.0	(7%	)

1 U.S. retail assets include institutional assets totaling approximately $33.1 billion that are invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at June 30, 2008 were approximately $182.3 billion, of which high net-worth assets comprised $10.6 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Jun-08	31-Mar-08	30-Jun-07
Global/international equity
Beginning assets	$243.4	$286.1	$248.7

Sales	15.1	13.3	17.8
Redemptions	(16.8)	(21.6)	(14.9)
Net exchanges	0.1	(0.9)	—

Net new flows	(1.6)	(9.2)	2.9
Reinvested distributions	1.0	0.5	1.1

Net flows	(0.6)	(8.7)	4.0
Distributions	(1.1)	(0.6)	(1.2)
(Depreciation)/appreciation and other	(8.0)	(33.4)	22.9

Ending assets	233.7	243.4	274.4

Domestic (U.S.) equity
Beginning assets	84.8	95.8	95.1

Sales	3.3	3.1	5.4
Redemptions	(3.8)	(5.4)	(3.8)
Net exchanges	—	(0.4)	(0.2)

Net new flows	(0.5)	(2.7)	1.4
Reinvested distributions	0.6	—	1.0

Net flows	0.1	(2.7)	2.4
Distributions	(0.6)	—	(1.0)
(Depreciation)/appreciation and other	(1.8)	(8.3)	5.1

Ending assets	82.5	84.8	101.6

Hybrid
Beginning assets	109.8	116.4	105.0

Sales	3.6	3.4	7.0
Redemptions	(3.4)	(3.8)	(3.1)
Net exchanges	—	(0.2)	0.1

Net new flows	0.2	(0.6)	4.0
Reinvested distributions	1.3	0.7	0.9

Net flows	1.5	0.1	4.9
Distributions	(1.5)	(1.1)	(1.2)
(Depreciation)/appreciation and other	(0.3)	(5.6)	4.0

Ending assets	109.5	109.8	112.7

Tax-free income
Beginning assets	59.6	59.3	57.3

Sales	3.7	3.2	3.3
Redemptions	(2.0)	(1.9)	(1.8)
Net exchanges	—	—	(0.1)

Net new flows	1.7	1.3	1.4
Reinvested distributions	0.4	0.4	0.4

Net flows	2.1	1.7	1.8
Distributions	(0.7)	(0.7)	(0.6)
Appreciation/(depreciation) and other	0.6	(0.7)	(0.3)

Ending assets	$61.6	$59.6	$58.2

	[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

	[Table continued from previous page]

(in billions)	Three months ended
	30-Jun-08	31-Mar-08	30-Jun-07
Global/international taxable fixed-income
Beginning assets	$54.5	$48.3	$31.6

Sales	15.1	16.2	13.2
Redemptions	(13.1)	(12.9)	(7.3)
Net exchanges	(0.3)	0.9	0.1

Net new flows	1.7	4.2	6.0
Reinvested distributions	0.3	0.3	0.1

Net flows	2.0	4.5	6.1
Distributions	(0.3)	(0.6)	(0.2)
(Depreciation)/appreciation and other	(1.9)	2.3	1.1

Ending assets	54.3	54.5	38.6

Domestic (U.S.) taxable fixed-income
Beginning assets	31.5	31.5	33.0

Sales	2.0	1.9	2.3
Redemptions	(1.9)	(2.1)	(2.3)
Net exchanges	0.2	—	—

Net new flows	0.3	(0.2)	—
Reinvested distributions	0.3	0.2	0.3

Net flows	0.6	—	0.3
Distributions	(0.4)	(0.3)	(0.4)
(Depreciation)/appreciation and other	(0.1)	0.3	(0.1)

Ending assets	31.6	31.5	32.8

Money market
Beginning assets	7.5	6.3	5.3

Sales	2.8	2.9	2.9
Redemptions	(3.4)	(2.4)	(2.8)
Net exchanges	—	0.6	0.1

Net new flows	(0.6)	1.1	0.2
Reinvested distributions	0.1	0.1	0.1

Net flows	(0.5)	1.2	0.3
Distributions	(0.1)	(0.1)	(0.1)
Appreciation and other	0.1	0.1	0.2

Ending assets	7.0	7.5	5.7

Ending Assets Under Management	$580.2	$591.1	$624.0

Conference Call Information

President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will lead a live conference call on Thursday, July 24, 2008 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss Franklin Resources’ fiscal third quarter 2008 financial results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 902-1906 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through August 6, 2008. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 54118370, after 5:30 p.m. Eastern Time on July 24, 2008, through 11:59 p.m. Eastern Time on August 6, 2008.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 525-7298.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $580 billion in assets under management as of June 30, 2008. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the U.S.-registered funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc. The information in the “Global Business Developments” section is being provided for informational purposes only.

2.	Morningstar Fund Investor, June 2008 issue. Morningstar ranked the 10 largest municipal bond fund families.
3.	Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
4.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 9 to 903 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

5.

Source: Lipper® Inc., 6/30/08. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 32, 37, 45 and 47 funds ranked in the top quartile and 30, 24, 18 and 15 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 6/30/08. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 12, 9, 9 and 17 funds ranked in the top quartile and 15, 10, 14 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 6/30/08. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 20, 28, 36 and 30 funds ranked in the top quartile and 15, 14, 4 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 6/30/08. Of the eligible Franklin equity mutual funds tracked by Lipper, 10, 8, 8 and 9 funds ranked in the top quartile and 11, 7, 9 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 6/30/08. Of the eligible Templeton equity mutual funds tracked by Lipper, 2, 0, 0 and 3 funds ranked in the top quartile and 3, 2, 2 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 6/30/08. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 0, 1, 1 and 5 funds ranked in the top quartile and 1, 1, 3 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 6/30/08. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 4, 6, 5 and 3 funds ranked in the top quartile and 2, 3, 3 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 6/30/08. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 16, 22, 31 and 27 funds ranked in the top quartile and 13, 11, 1 and 5 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, and Franklin’s subsequent Form 10-Q filings.

•	We are subject to extensive and often complex, overlapping and frequently changing rules, regulations and legal interpretations in the United States and abroad.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
•	The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.
•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
•

Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

# # #